UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025
UiPath, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 60th Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 432-0455
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 26, 2025, UiPath, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Meeting, the holders of 284,292,602 shares of the Company’s Class A common stock and 77,452,748 shares of the Company’s Class B common stock were represented in person or by proxy, which represented 94.53% of the voting power of the shares issued and outstanding and entitled to vote, constituting a quorum.
At the Annual Meeting, Proposals 1, 2 and 3 were approved by the Company’s stockholders and no other business was properly brought before the Annual Meeting. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on May 13, 2025 (the “Proxy Statement”).
The votes for each proposal are set forth below.
1. At the Annual Meeting, the vote on the proposal to elect eight (8) directors to serve on the Company’s Board until the 2026 annual meeting of stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier death, disability, resignation, retirement, disqualification, or removal from office, was as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Daniel Dines	2,895,978,747	45,626,335	53,533,700
Philippe Botteri	2,868,089,936	73,515,146	53,533,700
Michael Gordon	2,938,901,770	2,703,312	53,533,700
Sivaramakichenane Somasegar	2,937,063,773	4,541,309	53,533,700
Daniel Springer	2,937,347,445	4,257,637	53,533,700
Karenann Terrell	2,938,962,099	2,642,983	53,533,700
Richard P. Wong	2,935,179,594	6,425,488	53,533,700
June Yang	2,938,800,931	2,804,151	53,533,700
2.At the Annual Meeting, the vote to approve, on a non-binding advisory basis, the compensation paid to our named executive officers (“say-on-pay vote”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,930,328,428	10,846,972	429,682	53,533,700

3.At the Annual Meeting, the vote to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026, was as follows:

FOR	AGAINST	ABSTAIN
2,994,372,132	424,358	342,292

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UiPath, Inc.

By:	/s/ Brad Brubaker
Chief Legal Officer and Secretary

Date:	June 30, 2025